SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               January 18, 2005
                               ----------------
                                Date of Report


                               Kodiak Energy, Inc.
                             -----------------------
                      (Formerly Island Critical Care, Inc.)

       Delaware                  333-82434                   650967706
       --------                  ---------                   ---------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                            31 Walmer Road, Suite 6,
                         Toronto, Ontario M5R 2W7 Canada
                         -------------------------------
                   (Address of Principal Executive Offices)

                                (416) 928-3095
                                ---------------
               (Registrant's Telephone Number, including area code)



Item 5.03   Change in Fiscal Year
            ---------------------

On January 11, 2005 the Company's board of directors approved a change in the Company's fiscal year end from March 31, to December 31, to be effective beginning December 31, 2004. This report on Form 10-K covering the nine months ended December 31, 2004 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.


(c) Exhibits.

         None




                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Island Critical Care Corp.



DATED:   January 18, 2004                  /s/ Marc Juliar
         ----------------                ----------------------------
                                         Marc Juliar
                                         President, CEO, CFO
                                         and Chairman of the Board